UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 13, 2024
Date of Report (Date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-11411	41-1790959
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of principal executive offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 8 to Fourth Amended and Restated Credit Agreement

On December 13, 2024, Polaris Inc. ("Polaris") entered into an amendment (the "Amendment") to its existing credit facility with U.S. Bank National Association, as administrative agent, and the several lenders party thereto, dated as of July 2, 2018 (as amended from time to time prior to the date hereof, the "Existing Credit Agreement" and as amended by the Amendment, the "Amended Credit Agreement"). The Amendment amends the Existing Credit Agreement to, among other things:

i.increase the size of the revolving credit facility under the Amended Credit Agreement from $1.0 billion to $1.4 billion and reduce the existing term loan facility by $244.0 million to $500.0 million;
ii.extend the maturity date of the revolving credit facility and the term loan to December 13, 2029;
iii.revise the interest coverage ratio covenant to be based on EBITDA to interest expense; and
iv.modify certain covenants in the Existing Credit Agreement.

The Amended Credit Agreement continues to be subject to various covenants and events of default generally consistent with the Existing Credit Agreement.

Third Amendment to Master Note Purchase Agreement

On December 18, 2024, Polaris entered into an amendment (the "NPA Amendment") to its existing Master Note Purchase Agreement with the purchasers thereto dated July 2, 2018 (as amended from time to time prior to the date hereof, the "Existing Note Purchase Agreement" and as amended by the NPA Amendment, the "Amended Note Purchase Agreement"). The NPA Amendment amends the Existing Note Purchase Agreement to, among other things:

i.revise the leverage ratio covenant from a gross leverage ratio to a net leverage ratio;
ii.increase the interest rate applicable thereto by 0.50% per annum;
iii.revise the interest coverage ratio covenant to be based on EBITDA to interest expense; and
iv.modify certain covenants in the Existing Note Purchase Agreement.

The Amended Note Purchase Agreement continues to include various covenants and events of default generally consistent with the Existing Note Purchase Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	December 19, 2024
POLARIS INC.

/s/ Robert P. Mack
Robert P. Mack
Chief Financial Officer